Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENTS

This Fourth Amendment to Credit Agreements (this “Amendment”) is entered into as of January 6, 2023 by and among Local Bounti Operating Company LLC, a Delaware limited liability company and successor by merger to Local Bounti Corporation, a Delaware corporation (the “Company”), Local Bounti Corporation, a Delaware corporation formerly known as Leo Holdings III Corp (“Holdings”) and the other Guarantors signatory hereto, the Subsidiary Borrowers signatory hereto, Cargill Financial Services International, Inc., a Delaware corporation (“CFSI”), in its capacity as the Senior Lender (as defined below), and CFSI, in its capacity as the Subordinated Lender (as defined below).

The Company and CFSI are parties to (i) a Credit Agreement dated as of September 3, 2021 (as amended by a First Amendment to Credit Agreements and Subordination Agreement dated as of March 14, 2022 (the “First Amendment”), a Second Amendment to Credit Agreements dated as of August 11, 2022 (and effective as of June 30, 2022) (the “Second Amendment”), and a Third Amendment to Credit Agreements dated as of December 30, 2022 (the “Third Amendment”), and as further amended, restated, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), among the Company, certain Subsidiaries of the Company from time to time party thereto, as borrowers (the “Subsidiary Borrowers” and, together with the Company, the “Borrowers”), and CFSI, as lender (in such capacity, the “Senior Lender”), and (ii) a Subordinated Credit Agreement dated as of September 3, 2021 (as amended by the First Amendment, the Second Amendment and the Third Amendment, and as further amended, restated, supplemented or otherwise modified from time to time, the “Subordinated Credit Agreement” and, together with the Senior Credit Agreement, the “Credit Agreements”), among the Company, the Subsidiary Borrowers from time to time party thereto, and CFSI, as lender (in such capacity, the “Subordinated Lender”).

The Borrowers have requested that the Senior Lender and the Subordinated Lender make certain amendments to the Credit Agreements, and the Senior Lender and the Subordinated Lender is each willing to grant such request on the terms and subject to the conditions set forth herein.

ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Definitions. As used herein, capitalized terms defined in the Credit Agreements and not otherwise defined herein shall have the meanings given them in the Credit Agreements.

2.      Amendments to Senior Credit Agreement. The Senior Credit Agreement is hereby amended as follows:

(a)      Section 6.8(d) of the Senior Credit Agreement is amended by (i) deleting “$20,000,000” in subclause (III) thereof and inserting “$11,000,000” in substitution therefor, and (ii) deleting “$15,000,000” in subclause (i) of the proviso thereof and inserting “$10,000,000” in substitution therefor.

(b)      Exhibit C to the Senior Credit Agreement is amended and restated in its entirety in the form of Exhibit C attached hereto.

3.      Amendments to Subordinated Credit Agreement. The Subordinated Credit Agreement is hereby amended as follows:

(a)      Section 6.8(d) of the Subordinated Credit Agreement is amended by (i) deleting “$20,000,000” in subclause (III) thereof and inserting “$11,000,000” in substitution therefor, and (ii) deleting “$15,000,000” in subclause (i) of the proviso thereof and inserting “$10,000,000” in substitution therefor.

(b)      Exhibit C to the Subordinated Credit Agreement is amended and restated in its entirety in the form of Exhibit C attached hereto.

4.      References. All references in each Credit Agreement to “this Agreement” shall be deemed to refer to such Credit Agreement as amended hereby and any and all references in any other Loan Documents to the Credit Agreements shall be deemed to refer to the Credit Agreements as amended hereby.

5.      No Other Changes. Except as expressly set forth herein, all terms of each Credit Agreement and each of the other Loan Documents remain in full force and effect.

6.      Representations and Warranties. Each Loan Party represents and warrants to the Senior Lender and the Subordinated Lender as follows:

(a)      Such Loan Party is a corporation or limited liability company, as applicable, duly formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization. Each Loan Party (i) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (A) own or lease its assets and carry on its business and (B) execute and deliver this Amendment and perform its obligations under this Amendment, the Credit Agreements as amended hereby and each agreement, instrument or document entered into pursuant to any of the foregoing (collectively, the “Amendment Documents”), and (ii) is duly qualified and is licensed and, if applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except, in the case of clause (ii), in jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and could not reasonably be expected to result in a Material Adverse Effect.

(b)      The execution and delivery by such Loan Party of this Amendment, and the performance by such Loan Party of the Amendment Documents, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its Organizational Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under, (A) any Contractual Obligation (including, without limitation, any Material Agreement or any Contractual Obligation relating to borrowed money) to which such Loan Party is a party or affecting any such Loan Party or the properties of such Loan Party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (iii) violate any Law other than any violation, in the case of this clause (iii), that could not reasonably be expected to result in a Material Adverse Effect.

(c)      This Amendment has been duly executed and delivered by such Loan Party. Each Amendment Document constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(d)      All of the representations and warranties contained in the Loan Documents, including without limitation in Article III of each Credit Agreement, are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof.

(e)      No Default or Event of Default has occurred and is continuing, or would result from, (i) the execution and delivery of this Amendment or (ii) the consummation of the transactions contemplated under this Amendment or the Credit Agreements as amended hereby.

7.      Effectiveness. This Amendment shall be effective as of the date hereof only if the Senior Lender and the Subordinated Lender has each received, on or before the date of this Amendment, a copy of this Amendment, in form and substance acceptable to the Senior Lender and the Subordinated Lender in their sole discretion and duly executed by the Loan Parties, the Senior Lender and the Subordinated Lender.

8.      No Waiver or Extension. Neither the execution of this Amendment or of any other agreement, instrument or document contemplated hereunder, nor any oral communication between the Senior Lender, the Subordinated Lender and any Loan Party, nor the making of any financial accommodation, nor any acceptance of any payment of the Obligations, shall be deemed to be a waiver of any Default or Event of Default or any other breach, default or event of default under any Loan Document or other document held by the Senior Lender or the Subordinated Lender, whether or not known to the Senior Lender or the Subordinated Lender and whether or not existing on the date hereof.

9.      Release of Lenders. By its signature below, each Loan Party, for itself and on behalf of its respective present and former shareholders, members, directors and officers thereof and such Loan Party’s successors (including, without limitation, any trustees or receivers acting on behalf of such Loan Party and any debtor-in-possession with respect to such Loan Party), assigns, subsidiaries and Affiliates (collectively, the “Releasors”), hereby absolutely and unconditionally releases and forever discharges each of the Senior Lender and the Subordinated Lender, and any and all of the Senior Lender’s and the Subordinated Lender’s respective participants, parent companies, subsidiaries, Affiliates, insurers, indemnitors, successors and assigns, together with all of the present and former directors, officers, agents and employees of any of the foregoing (collectively, the “Released Parties”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in Law or equity or upon contract or tort or under any state or federal Law or otherwise, which any Releasor has had, now has or has made claim to have against any Released Party for or by reason of any act, omission, matter, cause or thing whatsoever occurring or arising prior to the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured, known or unknown, liquidated or unliquidated, matured or unmatured, or fixed or contingent.

10.      Acknowledgment and Agreement of Guarantors. By its signature below, each Guarantor (i) consents to the terms and execution of this Amendment; (ii) acknowledges that (x) all indebtedness arising under the Senior Credit Agreement, as amended hereby, constitutes indebtedness guarantied under each Guaranty (as defined in the Senior Credit Agreement) and secured by the Security Agreement (as defined in the Senior Credit Agreement), and (y) all indebtedness arising under the Subordinated Credit Agreement, as amended hereby, constitutes indebtedness guarantied under each Guaranty (as defined in the Subordinated Credit Agreement) and secured by the Security Agreement (as defined in the Subordinated Credit Agreement); (iii) reaffirms (x) all of its obligations to the Senior Lender pursuant to the terms of its Guaranty (as defined in the Senior Credit Agreement), the Security Agreement (as defined in the Senior Credit Agreement) and the other Loan Documents (as defined in the Senior Credit Agreement) to which it is a party, and (y) all of its obligations to the Subordinated Lender pursuant to the terms of its Guaranty (as defined in the Subordinated Credit Agreement), the Security Agreement (as defined in the Subordinated Credit Agreement) and the other Loan Documents (as defined in the Subordinated Credit Agreement) to which it is a party; and (iv) acknowledges that (x) the Senior Lender may amend, restate, extend, renew or otherwise modify the Senior Credit Agreement and any indebtedness or agreement of the Borrowers thereunder, or enter into any agreement or extend additional or other credit accommodations in connection therewith, without notifying or obtaining the consent of such Guarantor and without impairing the liability of such Guarantor under any Guaranty (as defined in the Senior Credit Agreement), the Security Agreement (as defined in the Senior Credit Agreement) or any other Loan Document (as defined in the Senior Credit Agreement) to which it is a party, and (y) the Subordinated Lender may amend, restate, extend, renew or otherwise modify the Subordinated Credit Agreement and any indebtedness or agreement of the Borrowers thereunder, or enter into any agreement or extend additional or other credit accommodations in connection therewith, without notifying or obtaining the consent of such Guarantor and without impairing the liability of such Guarantor under any Guaranty (as defined in the Subordinated Credit Agreement), the Security Agreement (as defined in the Subordinated Credit Agreement) or any other Loan Document (as defined in the Subordinated Credit Agreement) to which it is a party.

11.      Costs and Expenses. Each Borrower hereby reaffirms its obligation under Section 8.3(a) of each Credit Agreement to pay or reimburse the Senior Lender or the Subordinated Lender, as applicable, for all reasonable and documented out-of-pocket expenses incurred by the Senior Lender or the Subordinated Lender, as applicable, and their respetive Affiliates (including the reasonable and documented fees, charges and disbursements of outside counsel for the Senior Lender and the Subordinated Lender) to the extent required pursuant to Section 8.3(a) of each Credit Agreement, in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other documents, agreements and certificates contemplated hereunder.

12.      Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the internal law of the State of New York (without giving effect to the conflict of laws principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply to this Amendment and all documentation hereunder). This Amendment, together with the Credit Agreements as amended hereby and the other Loan Documents, comprises the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

Signature pages follow.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

LOCAL BOUNTI OPERATING COMPANY LLC, as Borrower

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	Chief Financial Officer

BOUNTI BITTERROOT LLC, as Borrower

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	Chief Financial Officer

CONTROLLED ENVIRONMENT PROPERTY COMPANY, LLC, as Borrower

	By:	LOCAL BOUNTI OPERATING COMPANY LLC, its sole member

	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	Chief Financial Officer

GROW BOUNTI NORTHWEST, LLC, as Borrower

	By:	CONTROLLED ENVIRONMENT PROPERTY COMPANY, LLC, its sole member

		By:	LOCAL BOUNTI OPERATING COMPANY LLC, its sole member

		By:	/s/ Kathleen Valiasek
		Name:	Kathleen Valiasek
		Title:	Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreements

531 FOLEY LANE HAMILTON, LLC, as Borrower

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

LOCAL BOUNTI CORPORATION, as Holdings

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreements

2139 E. 8TH STREET GREELEY, LLC, as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

HOLLANDIA PRODUCE GROUP, INC., as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

HOLLANDIA PRODUCE GA, LLC, as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

ADVANCED SUSTAIN ABILITY, LLC, as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

HOLLANDIA REAL ESTATE, LLC, as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

GREEN GROWTH CONSULTING, LLC, as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

Signature Page to Fourth Amendment to Credit Agreements

HOLLANDIA FLOWERS, LLC, as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

HOLLANDIA PRODUCE, LLC, as Guarantor

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	President

Signature Page to Fourth Amendment to Credit Agreements

CARGILL FINANCIAL SERVICES INTERNATIONAL, INC., as Senior Lender

By:	/s/ Erik Haugen
Name:	Erik Haugen
Title:	TM Settlement Manager

CARGILL FINANCIAL SERVICES INTERNATIONAL, INC., as Subordinated Lender

By:	/s/ Erik Haugen
Name:	Erik Haugen
Title:	TM Settlement Manager

Signature Page to Fourth Amendment to Credit Agreements